Other non-current receivables	12 Months Ended
Dec. 31, 2021
Noncurrent Receivables [Abstract]
Other non-current receivables

16. Other non-current receivables

	2021	2020
Deposits	941	—
Loans to employees	—	5,064
Long term prepaid expenses	3,411	—
Other receivables	1,182	1,486
Total	5,534	6,550

As at December 31, 2021, other non-current receivables primarily included deposits and long term prepaid expenses. As at December 31, 2020, other non-current receivables primarily included full recourse loans to certain members of key management and other employees. Refer to section 3.1.2 Credit risk for further description of the loans. For more information of the warrants and related outstanding balances, see Note 7 Employee and personnel costs and Note 30 Related party disclosures.